EXHIBIT 10.1

FIRST AMENDMENT TO THE
SIMMONS FIRST NATIONAL CORPORATION
EXECUTIVE STOCK INCENTIVE PLAN - 2006

FIRST AMENDMENT TO THE
SIMMONS FIRST NATIONAL CORPORATION
EXECUTIVE STOCK INCENTIVE PLAN - 2006

THIS AMENDMENT to the SIMMONS FIRST NATIONAL CORPORATIONEXECUTIVE STOCK INCENTIVE PLAN - 2006 ("Plan") is adopted pursuant to the action of the Board of Directors taken May 31, 2007, WITNESSETH:

1. Amendment to Article II. The second sentence of Article II of the Plan is hereby amended to read as follows:

Options grants and allocations of Restricted Stock for any or all of the shares set aside may be granted at such time as the Board may determine, provided that in no event shall the sum of the number of shares underlying the grants of incentive stock options, non-qualified stock options and SARS granted to any individual participant in any single calendar year exceed 50,000 shares.

2. Continuation. The Plan is hereby amended to reflect the terms of this Amendment, and shall continue in full force and effect, as amended. All other provisions of the Plan, not specifically modified herein, shall remain in full force and effect.

IN WITNESS WHEREOF, the Company has caused this instrument to be executed on this 31st day of May, 2007.

SIMMONS FIRST NATIONAL CORPORATION

By /s/ J. Thomas May
J. Thomas May, Chairman and Chief
Executive Officer